SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2016

GOOD GAMING, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53949	26-3988293
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2130 N. Lincoln Park West, Suite 8N
Chicago, IL 60614
(Address of principal executive offices)

(773) 698-6047
(Registrant's Telephone Number)

HDS INTERNATIONAL CORP.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

           The Company officially changed its name to Good Gaming, Inc. and its trading symbol to GMER effective June 30, 2016 to reflect the nature of the business of the company.  On February 29, 2016, the Company filed a Certificate of Amendment to the Articles of Incorporation for Nevada Profit Corporations to reflect the name change.

ITEM 7.01 REGULATION FD DISCLOSURE.

            On June 29, 2016, the Company made a press release announcing that its name has been changed to Good Gaming, Inc. and itsd symbol has changed to GMER effective June 30, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Good Gaming, Inc.

Date:	June 30, 2016	By:	VIKROM GROVER
		Name:	Vikrom Grover
		Title:	President